UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2009

URANIUM RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17171	75-2212772
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
405 State Highway 121 Bypass, Building A, Suite 110 Lewisville, Texas	75067
(Address of principal executive offices)	(Zip Code)

(972) 219-3330
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On March 10, 2009, the Registrant issued a press release relating to financial results for the fourth quarter of 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 20, 2009, the Registrant issued a press release announcing that the United States Court of Appeals for the Tenth Circuit issued its 2 to 1 decision ruling that Section 8 of URI’s Churchrock property in New Mexico is Indian country.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 11, 2009, the Registrant issued a press release relating to financial results for the first quarter of 2009.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 1, 2009, the Registrant issued a press release announcing that it planned to file a petition with the U.S. 10th Circuit Court of Appeals for an en banc review regarding its ruling on April 17, 2009 that determined URI’s Section 8 in Churchrock, New Mexico is Indian Country and, therefore, comes under the jurisdiction of the U.S. Environmental Protection Agency for the issuance of an Underground Injection Control Permit.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1 Press Release dated March 10, 2009

Exhibit 99.2 Press Release dated April 20, 2009

Exhibit 99.3 Press Release dated May 11, 2009

Exhibit 99.4 Press Release dated June 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANIUM RESOURCES, INC.

Date:	October 9, 2009	/s/ Thomas H. Ehrlich
Thomas H. Ehrlich
Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
Exhibit 99.1	Press Release dated March 10, 2009
Exhibit 99.2	Press Release dated April 20, 2009
Exhibit 99.3	Press Release dated May 11, 2009
Exhibit 99.4	Press Release dated June 1, 2009